Exhibit 99.1

33rd Annual J.P. Morgan Healthcare Conference Bill Lucia, Chief Executive Officer January 14, 2015

This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such statements give our expectations or forecasts of future events; they do not relate strictly to historical or current facts. Forward-looking statements can be identified by words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes,” “will,” “target,” “seeks,” “forecast” and similar expressions and references to guidance. In particular, these include statements relating to future actions, business plans, objectives and prospects, and future operating or financial performance. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. We caution you therefore against relying on any of these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: variations in our results of operations; changes in the U.S. healthcare environment and steps we take in anticipation of such changes; regulatory, budgetary or political actions that affect procurement practices; our ability to retain clients or the loss of one or more major clients, including through our failure to reprocure a contract or the reduction in scope or early termination of one or more of our significant contracts; our ability to effectively manage our growth to execute on our business plans; the risk that guidance may not be achieved including but not limited to the risk that we may not achieve non-Medicare margin expansion; the risk that HMS will not receive a contract award for any current or future procurement or reprocurement or that either or both may be delayed; the risk of negative or reduced growth rate of spending on Medicaid/Medicare, simplification of the healthcare payment process or programmatic changes that diminish the scope of benefits; the risk that CMS may not support the RAC program, may change the RAC program and reduce future fees, and may require repayment of certain prior fees; our ability to retain clients or the loss of one or more major clients; client dissatisfaction or early termination of contracts triggering significant costs or liabilities; the development by competitors of new or superior products or services; the emergence of new competitors, or the development by our clients of in-house capacity to perform the services we offer; all the risks inherent in the development, introduction, and implementation of new products and services; our failure to comply with laws and regulations governing health data or to protect such data from theft and misuse; our ability to maintain effective information systems and protect them from damage or interruption; restrictions on our ability to bid on/perform certain work due to other work we currently perform; our ability to successfully integrate our acquisitions; our ability to continue to secure contracts through the competitive bidding process and to accurately predict the cost and time to complete such contracts; our compliance with the covenants and obligations under the terms of our credit facility and our ability to generate sufficient cash to cover our interest and principal payments thereunder; and negative results of government or client reviews, audits or investigations to verify our compliance with contracts and applicable laws and regulations. A further description of these and other risks, uncertainties, and related matters can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which is available at www.hms.com under the “Investor Relations” tab. Factors or events that could cause actual results to differ may emerge from time to time and it is not possible for us to predict all of them. Any forward-looking statements are made as of the date of this presentation and we do not undertake an obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. Safe Harbor Statement 33rd Annual J.P. Morgan Healthcare Conference January 14, 2015

Presentation Outline Pages Business Overview 1 – 11 Growth Drivers 12 – 19 A Business Model Built for Success 20 – 22 Expected 2015 State Reprocurements 23 – 26 Appendix 27 – 31 33rd Annual J.P. Morgan Healthcare Conference January 14, 2015

Business Overview

HMS provides program integrity, data analytics and clinical review solutions to help government and commercial healthcare payers contain claim costs An Information Technology and Analytics Company Serving Healthcare Payers 33rd Annual J.P. Morgan Healthcare Conference January 14, 2015 Page 01 Business Overview

Making sure the correct party pays – (Coordination of Benefits – COB) Determining if billed claims are accurate and appropriate - (Payment Integrity – PI) The proper setting The appropriate care At the correct billed amount – consistent with payment policy and contracts Identifying the Responsible Party and Confirming Proper Billing Business Overview Claims Payment Accuracy for Our Clients 33rd Annual J.P. Morgan Healthcare Conference January 14, 2015 Page 02

Large Installed Client Base Data as of September 30, 2014 Business Overview Our Markets / Our Clients State 45 States and the District of Columbia Commercial Over 215 health plans nationally, including 7 of the 10 largest Federal CMS and the Department of Defense 33rd Annual J.P. Morgan Healthcare Conference January 14, 2015 Page 03

Medicaid1 1 CMS Office of the Actuary, National Healthcare Expenditure Data – Historical and Projections 1960-2023 (September 2014) Significant Growth Projected Over the Next Four Years Business Overview We Serve Large and Growing Populations Medicare1 Commercial1 33rd Annual J.P. Morgan Healthcare Conference January 14, 2015 Page 04 1,300 860 890 920 950 1,000 1,300 Expenditures ($ billions ) 400 410 420 450 510 670 Expenditures ($ billions ) 520 550 570 590 620 770 Expenditures ($ billions)

COB is ~70% of Revenues Prospective cost avoidance Retrospective cost recoveries Subrogation – Casualty / Workers’ Comp Dependent eligibility audits Ensuring Healthcare Claims are Paid by the Responsible Party 33rd Annual J.P. Morgan Healthcare Conference January 14, 2015 Page 05 Business Overview Our Products: Coordination of Benefits

33rd Annual J.P. Morgan Healthcare Conference January 14, 2015 Page 06 Multistep Process to Build National Eligibility Database Business Overview Understanding COB – Data Intake

33rd Annual J.P. Morgan Healthcare Conference January 14, 2015 Page 07 Accuracy of Match/Policy Details are Critical to Successful COB Business Overview Understanding COB – Verification of Matches

PI is ~30% of Revenues Clinical reviews – automated and complex Compliance audits Financial reviews Overpayment identification / recovery Long term care audits Credit balance audits Fraud, waste and abuse services Ensuring Healthcare Claims are Paid Correctly Data as of September 30, 2014 Business Overview Our Products: Payment Integrity 33rd Annual J.P. Morgan Healthcare Conference January 14, 2015 Page 08

Moves detection of improper payments upstream to prepay Leverages post-pay targeting methodology Utilizes historically strong clinical staff expertise Enables clients to capture identified savings before claim payments are made Paying Claims Accurately the First Time Has Significant Advantages for Payers 33rd Annual J.P. Morgan Healthcare Conference January 14, 2015 Page 09 Business Overview New Product Launch – Prepay Clinical Reviews

Expansive healthcare insurance eligibility and paid claims database Proprietary analytics built over 40 years Sophisticated technology platform Clinical depth – physicians and nurses across all specialties Reimbursement and payment policy expertise Large installed client base – many long term Keys to Our Success in a Competitive Marketplace 33rd Annual J.P. Morgan Healthcare Conference January 14, 2015 Page 10 Business Overview Our Competitive Strengths

HMS has Eligibility Data from ~1100 Third Party Carriers Medicaid claims and eligibility data from state clients Eligibility data from third parties, on behalf of clients we contract with, to determine third party liability since Medicaid is the payer of last resort Claims and eligibility data from commercial health plans who are our clients Medicare A/B claims across 17 states Other third party supplemental data 33rd Annual J.P. Morgan Healthcare Conference January 14, 2015 Page 11 Business Overview Our Data Sources

Growth Drivers

Macro Environment Medicaid expansion Aging baby boomers – projected ~30% Medicare enrollment increase by 20231 Increasing complexity of eligibility and payment models, making payment accuracy more of a focus for payers Cost pressures on commercial payers – looking for ways to increase efficiency and lower expenses Data as of September 30, 2014 1 CMS Office of the Actuary, National Healthcare Expenditure Data–Historical and Projections 1960-2023 (September 2014). Projected Medicare growth from 52.7 million in 2014 to 68.4 million in 2023. Medicare, Medicaid and Commercial Markets Are All Growing 33rd Annual J.P. Morgan Healthcare Conference January 14, 2015 Page 13 Growth Drivers What is Fueling Our Growth?

SOURCE: Health Management Associates presentation to Community Health Care Association of New York, “Medicaid in a Time of Historic Change and Transformation,” October 20, 2014 for all data except 2014. 2014 data source: Avalere Health LLC analysis “Medicaid Managed Care Enrollment Set to Grow by 13.5 Million,” October 23, 2014, and CMS Office of the Actuary, National Health Expenditures Data, NHE Historical and Projections 1960-2023, Table 17, September 2014. U.S. Medicaid Managed Care Enrollment Projected to Double from 2010 to 2020 Medicaid Expansion will Continue to Fuel Commercial Market Growth 33rd Annual J.P. Morgan Healthcare Conference January 14, 2015 Page 14 Growth Drivers Managed Medicaid is Projected to Grow Through 2020 6% 38% 50% 73% 85% Managed Medicaid as percentage of total Medicaid enrollment Millions of U.S. Medicaid Enrollees in Managed Care Organizations 2 17 35 53 70 0 10 20 30 40 50 60 70 80 1991 2000 2010 2014 2020 (Proj.)

HMS Specific Expansion of existing client relationships – selling additional products to current customers Product yield enhancement – process improvements and new analytics leverage infrastructure Larger commercial sales force added in 2014 Focusing on Commercial Market Opportunities and Operational Efficiency 33rd Annual J.P. Morgan Healthcare Conference January 14, 2015 Page 15 Growth Drivers What is Fueling Current Growth?

7.9 million new lives added to commercial client base through September 30, 2014 Additional products sold to existing commercial clients for 10.6 million of their members through September 30, 2014 Data as of September 30, 2014 Incremental Business Closed for 18.5 Million Commercial Lives Through 3Q ‘14 33rd Annual J.P. Morgan Healthcare Conference January 14, 2015 Page 16 Growth Drivers Commercial Growth Efforts Are Succeeding

Based on Commercial Market Revenue through September 30, 2014 33rd Annual J.P. Morgan Healthcare Conference January 14, 2015 Page 17 HMS Now Sells an Average of Approximately Two Products to Each Commercial Client Coordination of Benefits Payment Integrity Credit Balance Audits Clinical Audit Services Fraud, Waste, and Abuse Growth Drivers PI is Greatest Opportunity for Additional Product Sales Commercial Market Revenue1 71% 29%

Medicare RAC Data as of September 30, 2014 33rd Annual J.P. Morgan Healthcare Conference January 14, 2015 Page 18 Higher State and Commercial Revenues Helped Mitigate 2014 Medicare RAC Revenue Decline State Commercial Growth Drivers Medicare RAC, State and Commercial Revenues (2013-2014) 52.5 53.2 49.7 52.1 52 55.1 60.1 0 10 20 30 40 50 60 70 13Q1 13Q2 13Q3 13Q4 14Q1 14Q2 14Q3 34.1 39.1 37.8 38.1 36.9 44.4 44.6 0 5 10 15 20 25 30 35 40 45 50 13Q1 13Q2 13Q3 13Q4 14Q1 14Q2 14Q3 22.8 26.8 33 25.4 10.6 7.3 1.4 0 5 10 15 20 25 30 35 13Q1 13Q2 13Q3 13Q4 14Q1 14Q2 14Q3

Erroneous Payments Estimated at nearly $130 Billion in 2014 1 CMS Office of the Actuary, National Healthcare Expenditure Data–Historical and Projections 1960-2023 (September 2014) 2 Estimates by paymentaccuracy.gov–5.6% error rate for Medicaid and 9.9% for Medicare 3 Assumes private plans spend more to reduce errors and achieve lower error rates of ~4%. In 2014, an estimated $1.1 trillion in claims were paid by the Federal (Medicare) and state (Medicaid) governments1 An estimated $89 billion was paid in error2 In 2014, an estimated $1.0 trillion in claims were paid by private health plans (including Medicare Advantage and Medicaid Managed care)1 An estimated $39 billion was paid in error3 33rd Annual J.P. Morgan Healthcare Conference January 14, 2015 Page 19 Growth Drivers Our Market Opportunity

A Business Model Built for Success

Finding and correcting erroneous payments is top of mind for payers Measurable results produced consistently for clients The breadth and depth of our healthcare reimbursement expertise Extensive client data, complex algorithms and robust technology facilitate sophisticated analytics Contingency fee based services – viewed as a “risk-free” revenue source for clients A seasoned management team A Predictable Revenue Source for Our Clients 33rd Annual J.P. Morgan Healthcare Conference January 14, 2015 Page 21 A Business Model Built for Success What Makes Our Business Model Successful?

A Typical Example Clients Generally Experience ROIs of 10:1-15:1 or Higher National Client Savings (2014) ~$210 million (combined actual dollars saved and cost avoidance opportunities identified) HMS fees ~$15 million Results 14:1 return on investment (ROI) for our client 33rd Annual J.P. Morgan Healthcare Conference January 14, 2015 Page 22 A Business Model Built for Success Our Value Proposition – High ROI for Clients

Expected 2015 State Reprocurements

Scheduled Expiration of Current Contract Number of Contracts % of Projected 2014 Revenues 1Q '15 - - 2Q '151 7 19.7% 3Q '15 1 0.6% 4Q '15 1 3.1% 1Q '162 3 17.1% Total 12 40.5% 33rd Annual J.P. Morgan Healthcare Conference January 14, 2015 Page 24 1 6 of the 7 contracts are scheduled to expire on 6/30/15 and New Jersey is scheduled to expire on 4/30/15 2 All three contracts are scheduled to expire in January 2016 – includes New York Expected 2015 State Reprocurements 2015 State Contract Procurement Timeline

North Carolina – extended through November 2016 pursuant to competitive bid won in November 2014 Tennessee extended through 1/31/16 New York State exercise of their option to extend for one year until January 2016 is expected RFPs Will be Issued Throughout the Year 33rd Annual J.P. Morgan Healthcare Conference January 14, 2015 Page 25 Expected 2015 State Reprocurements State Reprocurement Update

Summing Up 33rd Annual J.P. Morgan Healthcare Conference January 14, 2015 Page 26

Appendix Company Statistics Core Products Market and Product Revenue – 2013/2014 3Q Consolidated Statements of Income

Established in 1974 Publicly traded since 1992 (NASDAQ: HMSY) Serving government healthcare programs since 1985 Serving private health insurers since 2005 Offices in ~22 states and the District of Columbia Average employment of ~2350 employees during Q3 ‘14 33rd Annual J.P. Morgan Healthcare Conference January 14, 2015 Page 28 Appendix Company Statistics

Claims Paid by the Responsible Party (COB) Claims Paid Accurately (PI) Eligibility Verification Coordination of Benefits Dependent Eligibility Audit Real-Time COB TPL Recovery Premium Payment Subrogation Workers’ Comp Asset Verification HIPP Pre-Pay Utilization Review Fraud Pattern Identification Coding Errors Automated and Complex Clinical Reviews Utilization Management Medical Necessity Pharmacy Audit Credit Balance Review Special Investigations Claim Audits Medical Bill Audits 33rd Annual J.P. Morgan Healthcare Conference January 14, 2015 Page 29 Appendix Our Core Product Suite: Driving Program Integrity

13Q1 13Q2 13Q3 13Q4 14Q1 14Q2 14Q3 Revenue by Market Act Act Act Act Act Act Act State Government $ 52.5 $ 53.2 $ 49.7 $ 52.1 $ 52.0 $ 55.1 $ 60.1 Federal (without Medicare RAC) 5.2 4.7 4.3 4.5 4.1 4.0 5.2 Commercial 34.1 39.1 37.8 38.1 36.9 44.4 44.6 Other 2.1 2.0 2.9 1.6 1.1 1.8 2.6 Total Revenue w/o Medicare RAC 93.8 99.0 94.7 96.2 94.1 105.3 112.4 Medicare RAC 22.8 26.8 33.0 25.4 10.6 7.3 1.4 Total HMS Revenue 116.6 125.8 127.8 121.6 104.7 112.6 113.8 13Q1 13Q2 13Q3 13Q4 14Q1 14Q2 14Q3 Revenue by Product Act Act Act Act Act Act Act COB $ 69.0 $ 71.3 $ 67.0 $ 65.8 $ 66.8 $ 77.6 $ 86.6 PI (without Medicare RAC) 24.8 27.7 27.8 30.4 27.3 27.7 25.8 Total Revenue w/o Medicare RAC 93.8 99.0 94.7 96.2 94.1 105.3 112.4 Medicare RAC 22.8 26.8 33.0 25.4 10.6 7.3 1.4 Total HMS Revenue 116.6 125.8 127.8 121.6 104.7 112.6 113.8 1 Data through September 30, 2014 Note: Due to rounding, sums of individual items may not equal totals $ in Millions of USD 33rd Annual J.P. Morgan Healthcare Conference January 14, 2015 Page 30 Appendix Market and Product Revenue – 2013/20141

($ in thousands, of USD except per share amounts) 33rd Annual J.P. Morgan Healthcare Conference January 14, 2015 Page 31 Appendix 3Q ‘14 Consolidated Statements of Income 30-Sep-14 30-Sep-13 % Change 30-Jun-14 % Change $ 112,395 $ 94,725 19% $ 105,308 7% 1,401 33,029 (96%) 7,253 (81%) 113,796 127,754 (11%) 112,561 1% 80,515 86,782 (7%) 82,095 (2%) 19,341 19,689 (2%) 17,908 8% 99,856 106,471 (6%) 100,003 (0%) 13,940 21,283 (35%) 12,558 11% (1,950) (2,300) (15%) (1,927) 1% 11,990 18,983 (37%) 10,631 13% 5,040 7,475 (33%) 4,593 10% $ 6,950 $ 11,508 (40%) $ 6,038 15% $ 0.08 $ 0.13 (38%) $ 0.07 14% $ 0.14 $ 0.20 (30%) $ 0.14 0% 88,233 89,167 (1%) 88,092 0% Three months ended Net income Medicare RAC revenue Operating income Net interest income (expense) Income before income taxes Income taxes Total revenue Cost of services Selling, general & administrative Total operating expenses Net income per diluted share Diluted adjusted EPS Weighted average common shares, diluted Revenue without Medicare RAC

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